UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2006
COCONUT PALM ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-51418	20-2763411
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
595 South Federal Highway, Suite 500
Boca Raton, Florida 33432
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (561) 955-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
     On April 13, 2006, Coconut Palm Acquisition Corp., a Delaware corporation (“CPAC”). filed a Current Report on Form 8-K with the Securities and Exchange Commission in connection with CPAC entering into an Agreement and Plan of Merger (the “Merger Agreement”) with Equity Broadcasting Corporation, an Arkansas corporation (“EBC”), and certain shareholders of EBC, pursuant to which EBC will merge with and into CPAC with CPAC remaining as the surviving corporation (the “Merger”).
     In connection with presentations to investors regarding the Merger that CPAC anticipates commencing within the next several days, CPAC is filing its Slide Presentation Regarding the Merger with EBC as Exhibit 99.1 to this Current Report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
     The exhibits listed below are filed herewith.

Exhibit
Number	Description
99.1	Slide Presentation Regarding the Merger with Equity Broadcasting Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2006	COCONUT PALM ACQUISITION CORP.

/s/ Richard C. Rochon
Richard C. Rochon

EXHIBIT INDEX

Exhibit
Number	Exhibits
99.1	Slide Presentation Regarding the Merger with Equity Broadcasting Corporation